                                                                   EXHIBIT 99.1


                      CONTRIBUTION AND EXCHANGE AGREEMENT

                                  by and among

                      SHIDLER WEST INVESTMENT CORPORATION,
                             a Delaware corporation

                                       as
                               the "Contributor"

                                      and

                    AIP-SWAG OPERATING PARTNERSHIP, L.P., a
                          Delaware limited partnership

                                       as
                          the "Operating Partnership"

                                      and

                     AMERICAN INDUSTRIAL PROPERTIES REIT, a
                       Texas real estate investment trust

                                       as
                                 the "Company"





                         Dated as of September 25, 1997

                               TABLE OF CONTENTS

SCHEDULES.....................................................................................................(iii)

EXHIBITS .....................................................................................................(iii)

ARTICLE 1.        SUBJECT OF ASSIGNMENT...........................................................................1

                  Section 1.1        Assignment of the Purchase Agreements........................................1

ARTICLE 2.        VALUE AND PAYMENT TERMS.........................................................................1

                  Section 2.1        Issuance of OP Units.........................................................1

                  Section 2.2       Sale and Issuance of Company Warrants.........................................2

                  Section 2.3        Due Diligence Reimbursement..................................................2

                  Section 2.4       Closing Under Purchase Agreements.............................................2

ARTICLE 3.        DUE DILIGENCE INVESTIGATION; TITLE..............................................................2

                  Section 3.1       Earnest Money.................................................................2

                  Section 3.2        Independent Contract Consideration...........................................2

                  Section 3.3        No Inspection Period.........................................................3

                  Section 3.4        Inspection Materials.........................................................3

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR...............................................3

                  Section 4.1        The Contributor's Representations and Warranties.............................3

                  Section 4.2       Legend........................................................................5

                  Section 4.3        Contributor's Knowledge......................................................5

ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF THE OPERATING
                  PARTNERSHIP AND THE COMPANY.....................................................................5

                  Section 5.1        The Transferee's Representations and Warranties..............................6


                                      (i)


                  Section 5.2        No Liability for Exception Matters...........................................7

                  Section 5.3        The Transferee's Independent Investigation...................................8

ARTICLE 6.        COVENANTS.......................................................................................8

                  Section 6.1        Covenants of the Contributor.................................................8

                  Section 6.2        Registration Rights.........................................................10

                  Section 6.3        Confidentiality.............................................................10

                  Section 6.4        Cooperation.................................................................10

                  Section 6.5        Time of the Essence.........................................................11

ARTICLE 7.        CLOSING........................................................................................11

                  Section 7.1        The Closing.................................................................11

                  Section 7.2        Deliveries at the Closing by the Contributor................................11

                  Section 7.3        Deliveries at the Closing by the Transferee.................................12

                  Section 7.4        Fees and Expenses...........................................................12

ARTICLE 8.        CONDITIONS PRECEDENT TO CLOSING................................................................12

                  Section 8.1        Conditions to Obligations of the Contributor................................13

                  Section 8.2        Conditions to Obligations of the Transferee.................................13

ARTICLE 9.        ASSIGNMENT.....................................................................................14

ARTICLE 10.       BROKERS/COMMISSIONS............................................................................14

ARTICLE 11.       DEFAULT/REMEDIES...............................................................................14

                  Section 11.1      Mutual Termination/Termination by Transferee.................................14

                  Section 11.2       Default by the Transferee...................................................14


                                      (ii)

                  Section 11.3       Default by Contributor......................................................15

         ARTICLE 12.       NOTICE................................................................................15

         ARTICLE 13.       MISCELLANEOUS.........................................................................16

                  Section 13.1       Survival of Representation and Warranties...................................16

                  Section 13.2       Entire Agreement; No Third-Party Rights.....................................17

                  Section 13.3       Amendment...................................................................17

                  Section 13.4       Governing Law; Binding Arbitration..........................................17

                  Section 13.5       Section Headings............................................................17

                  Section 13.6       Severability................................................................17

                  Section 13.7       No Other Rights or Obligations..............................................17

                  Section 13.8       Counterparts................................................................17

                  Section 13.9       Construction................................................................17

                  Section 13.10      Representatives.............................................................17

                  Section 13.11      Attorneys' Fees.............................................................18

                  Section 13.12      Interpretation..............................................................18

                  Section 13.13      Indemnity for Transferee Acts...............................................18

                  Section 13.14      Indemnity for Contributor Acts..............................................18



                                   SCHEDULES

Schedule 1                          Purchase Agreements
Schedule 5.1(f)                     Transferee Litigation



                                     (iii)

                                    EXHIBITS

Exhibit 2.2                         Form of Warrant Agreement
Exhibit 2.4                         Form of Assignment and Assumption
Exhibit 6.1(f)                      Form of OP Agreement
Exhibit 6.2                         Form of Registration Rights Agreement


                                      (iv)

                      CONTRIBUTION AND EXCHANGE AGREEMENT


         THIS CONTRIBUTION AND EXCHANGE AGREEMENT (the "AGREEMENT") dated as of September 25, 1997 (the "EFFECTIVE DATE") is made and entered by SHIDLER WEST INVESTMENT CORPORATION, a Delaware corporation (the "CONTRIBUTOR"), AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust (the "COMPANY"), and AIP-SWAG OPERATING PARTNERSHIP , L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"). The Company and the Operating Partnership are sometimes hereinafter collectively referred to as the "TRANSFEREE".

                                    RECITALS

         A. The Contributor, acting on behalf of AG Industrial Investors, L.P. and Shidler West Acquisition Company, LLC (collectively, the "CONTRIBUTOR PARTIES"), owns the right to purchase approximately 783,700 rentable square feet of certain improved industrial real property identified on Schedule 1 pursuant to four (4) certain purchase agreements identified on Schedule 1 (the "PURCHASE AGREEMENTS") with Merit Industrial Properties Limited Partnership, Merit 1995 Industrial Portfolio Limited Partnership, Merit VV 1995 Industrial Portfolio Limited Partnership and Merit VV Land 1995 Industrial Portfolio Limited Partnership (collectively, "MERIT"). The term "PROPERTY" as used herein shall have the same meaning collectively provided in the Purchase Agreements.

         B. The Operating Partnership desires to acquire the right to purchase the Contributor's right, title and interest in and to the Purchase Agreements from the Contributor in exchange for issuing the Contributor Parties units of limited partnership interest in the Operating Partnership (the "OP UNITS"), which OP Units will be convertible into beneficial interests of the Company (the "SHARES"). Additionally, the Company has agreed to sell to the Contributor Parties warrants to purchase Shares, as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

ARTICLE 1.       SUBJECT OF ASSIGNMENT.

         Section 1.1 Assignment of the Purchase Agreements. In accordance with the terms and conditions of this Agreement and subject to the Transferee's performance and satisfaction of the conditions, covenants and obligations contained herein, the Contributor, acting on behalf of the Contributor Parties, shall assign and convey to the Operating Partnership all of its right, title and interest in and to the Purchase Agreements.

ARTICLE 2.       VALUE AND PAYMENT TERMS.

         Section 2.1 Issuance of OP Units. As consideration for the assignment of the Purchase Agreements by the Contributor to the Operating Partnership, at Closing, the Operating Partnership shall issue to the Contributor 895,425 OP Units, which amount was determined by dividing $2,740,000.00 by the Share Price (subject to adjustment for Share splits and similar events implemented by the Company). As used in this Agreement, the term "SHARE PRICE" shall initially mean $3.06.

         Section 2.2 Sale and Issuance of Company Warrants. In consideration of the payment of $2,000.00 by the Contributor Parties (the "WARRANT PURCHASE PRICE"), at Closing, the Company shall sell and issue to each of the Contributor Parties 100,000 warrants (the "COMPANY WARRANTS") to purchase additional Shares at a purchase price of $3.50 per Share (subject to adjustment for Share splits and similar events implemented by the Company) exercisable for a period of three (3) years after Closing. The Company Warrants will be issued pursuant to two (2) "WARRANT AGREEMENTS" each in the form of
Exhibit 2.2 hereof.

         Section 2.3 Due Diligence Reimbursement. At the Closing, the Operating Partnership shall reimburse the Contributor an amount of cash designated as the "REIMBURSEMENT AMOUNT", of $260,000.00 to reimburse the Contributor for certain costs the Contributor has incurred relating to the negotiation and performance of the Purchase Agreements and as consideration for the Contributor's delivery and assignment to the Transferee of the Inspection Materials.

         Section 2.4 Closing Under Purchase Agreements. At Closing, the Contributor, acting on behalf of the Contributor Parties, shall assign all of its right, title and interest in, to and under the Purchase Agreements to the Operating Partnership, and the Operating Partnership shall accept such assignment and assume all of the Contributor's obligations under the Purchase Agreements, all in accordance with that certain Assignment and Assumption of Purchase Agreements in the form attached hereto as Exhibit 2.4 (the "ASSIGNMENT AND ASSUMPTION").

ARTICLE 3.       DUE DILIGENCE INVESTIGATION; TITLE.

         Section 3.1 Earnest Money. Concurrent with the full execution of this Agreement, the Company, acting on behalf of the Operating Partnership, shall deposit with Commonwealth Land Title Company of Dallas, 1700 Pacific Avenue, Suite 4740, Dallas, Texas 75201, Attention: Ms. Jodie Joles (the "TITLE COMPANY"), Five Hundred Thousand Dollars ($500,000.00) as earnest money (the "EARNEST MONEY"). The Title Company shall invest the Earnest Money in an interest bearing account acceptable to Operating Partnership. Interest earned on the Earnest Money shall be deemed to be a part of the Earnest Money. In the event the transaction contemplated by this Agreement is closed, the Earnest Money shall be delivered into the escrow established under the Purchase Agreements and delivered to Merit for application against the "Purchase Price" under and defined in the Purchase Agreements, and the escrow holder under the Purchase Agreements shall directly return to the Contributor and/or its designee each "Deposit" under and defined in the

Purchase Agreements. In the event the transaction contemplated by this Agreement is not closed, the Earnest Money shall be disbursed in accordance with the provisions of this Agreement.

         Section 3.2 Independent Contract Consideration. Contemporaneously with the execution and delivery of this Agreement, the Company has delivered to the Contributor, and the Contributor hereby acknowledges the receipt of, a check in the amount of One Hundred Dollars ($100.00) ("INDEPENDENT CONTRACT CONSIDERATION"), which amount the parties bargained for and agreed to as consideration for the Company's exclusive right to acquire the Contributor's rights under the Purchase Agreements pursuant to this Agreement and for the Contributor's execution, delivery and performance of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is nonrefundable, and it is fully earned and shall be retained by the Contributor notwithstanding any other provision of this Agreement.

         Section 3.3       No Inspection Period.

                 (a) The Transferee acknowledges and agrees that prior to the date hereof the Contributor has delivered to the Transferee what the Contributor has represented as complete copies of the Purchase Agreements and what the Contributor has represented as complete copies of all documents, information and materials in the Contributor's possession relating to the Property and/or the Purchase Agreements excluding interim drafts and other similar items that could not be reasonably anticipated to have any effect whatsoever on the Transferee's valuation of the Property (the "INSPECTION MATERIALS"), that the Transferee has been given prior to the date of this Agreement an opportunity to inspect and investigate such Purchase Agreements and the Property, either independently or through agents of the Transferee's choosing, that there is no "due diligence period" or "inspection" contingency set forth in this Agreement and that the sole conditions precedent to the Transferee's obligations hereunder are as set forth in Section 9.2 below.

                 (b) From the Effective Date until the Closing Date, the Contributor shall use its commercially reasonable efforts to cause Merit to provide the Transferee's representatives and independent accounting firm access to all financial and other information relating to the Property which would be sufficient to enable the Transferee's representatives and independent accounting firm to prepare audited financial statements for 1996 and 1997 to September 30, 1997 in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as the Transferee may deem necessary or advisable. From the Effective Date until the Closing Date, the Contributor shall reasonably cooperate with the Transferee's representatives and independent accounting firm in connection with the aforementioned financial analysis and shall use commercially reasonable efforts to cause Merit to provide, any additional information necessary to allow the Transferee to make disclosures required by and otherwise comply with the financial accounting requirements of the SEC (defined below).

         Section 3.4 Inspection Materials. At the Contributor's sole expense, the Contributor shall cause all environmental, physical inspection and appraisal reports prepared on behalf of the

Contributor to be issued or reissued and recertified to the Operating Partnership or to obtain one or more reliance letters in the form previously provided to the Transferee by the Contributor.

ARTICLE 4.       REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR.

         Section 4.1      The Contributor's Representations and Warranties.
In order to induce the Company and the Operating Partnership to enter into this Agreement and to perform their respective obligations hereunder, the Contributor hereby warrants and represents to the Transferee the following:

                 (a) Organization, Good Standing and Power. The Contributor is a corporation duly organized and validly existing, and in good standing, under the laws of the jurisdiction in which it was organized, is duly authorized to transact business under the laws of each state in which the transaction of its business makes such qualification necessary, and has all requisite corporate power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

                 (b) Authorization; No Violation. Assuming the due and valid authorization, execution and delivery of this Agreement by the Transferee, this Agreement, and the other agreements and documents to be executed by the Contributor hereunder, will be the legal, valid and binding obligation of the Contributor, enforceable against the Contributor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by the Contributor of its duties and obligations under this Agreement and the documents and instruments to be executed and delivered by it hereunder will not conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of the Contributor or any agreement, instrument, decree, judgment, injunction, order, writ, law, rule or regulation, or any determination or award of any court or arbitrator, to which the Contributor is a party or by which its assets are or may be bound (a "LEGAL REQUIREMENT"), require any consent, approval or authorization of, declaration, filing or registration with, or notice to, (a "THIRD PARTY CONSENT") any federal, state or local governmental or regulatory authority having jurisdiction over the Property or the Contributor (a "GOVERNMENTAL AUTHORITY") or any other person or entity.

                 (c) Existence of Agreements and Leases. To the Contributor's knowledge, except as reflected in the Inspection Materials, there are no material service contracts, management or maintenance agreements, leases or other material agreements affecting the use or occupancy of the Property. To the Contributor's knowledge, the Inspection Materials heretofore delivered by the Contributor to the Operating Partnership or its representatives for examination constitute complete copies of all documents, information and materials in the Contributor's possession relating to the Property and the Purchase Agreements excluding interim drafts and other similar items that could not be reasonably anticipated to have any effect whatsoever on the Transferee's valuation of the Property.

                  (d) Litigation. The Contributor has no knowledge of any litigation, claim, audit, action, or proceeding pending or threatened before or by any Governmental Authority or by any other person or entity in any manner adversely affecting the ability of the Contributor to perform any of its obligations hereunder.

                  (e) Solvency; Bankruptcy. The Contributor is solvent, and has not made a general assignment for the benefit of creditors or a transfer in fraud of creditors, or been adjudicated a bankrupt or insolvent, nor has a receiver, liquidator, custodian, or trustee of the Contributor or any of its properties been appointed or taken possession of any of its properties, or a petition filed by or against the Contributor for bankruptcy, composition, rearrangement, extension, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar federal or state insolvency or bankruptcy law or statute, or any proceeding instituted for the dissolution or liquidation of the Contributor.

                  (f) Validity of Purchase Agreements. The Purchase Agreements are in full force and effect, and the Contributor has not received written notice from Merit of any default or event of default under any of the Purchase Agreements.

                  (g) Property Reports. The Contributor has delivered to the Transferee complete copies of all environmental, engineering and appraisal reports regarding the Property in its possession as part of the Inspection Materials.

                  (h) The Contributor Not a Foreign Person. The Contributor is not a "foreign person" which would subject the Operating Partnership to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

                  (i) No Known Breach. To the Contributor's knowledge, except as set forth in the Inspection Materials, the Contributor has not received any written materials indicating that Merit is in breach of any of its representations and warranties set forth in any of the Purchase Agreements.

         Section 4.2 Legend. The Contributor hereby acknowledges that each certificate representing an OP Unit or a Company Warrant shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (B) ANY AVAILABLE RULE OR EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES, OR (C) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE PARTNERSHIP, THAT

                 SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE RULES AND
                 REGULATIONS PROMULGATED THEREUNDER."

         Section 4.3 Contributor's Knowledge. For purposes of this Agreement and any document delivered at Closing, whenever the phrase "to the Contributor's knowledge" or the "knowledge" of the Contributor or words of similar import are used, they shall be deemed to refer to the current actual knowledge of Marc R. Brutten and/or Owen Frost, and not any implied, imputed or constructive knowledge of either such person.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE OPERATING PARTNERSHIP AND THE COMPANY.

         Section 5.1 The Transferee's Representations and Warranties. In order to induce the Contributor to enter into this Agreement and to perform its obligations hereunder, the Operating Partnership and the Company hereby jointly and severally warrant and represent the following:

                  (a) Organization, Good Standing and Power of the Company. The Company is a real estate investment trust duly organized and validly existing under the laws of the State of Texas, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary and has all requisite trust power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

                  (b) Organization, Valid Existence and Partnership Power of the Operating Partnership. The Operating Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, and has all requisite partnership power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

                  (c) Authorization; No Violation. Assuming the due and valid authorization, execution and delivery of this Agreement by the Contributor, this Agreement and the other agreements and documents to be executed and delivered by each of the Operating Partnership and the Company hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of each of the Operating Partnership and the Company, enforceable against the Operating Partnership and the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by each of the Operating Partnership and the Company of its respective duties and obligations under this Agreement and the documents and instruments to be executed and delivered by each of them hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of either of the Operating Partnership or the Company or any agreements, instruments or Legal Requirements to which either of the Operating Partnership or the Company is a party or by which the assets of either are or may be bound, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, or notice to, any Governmental Authority.

                  (d) Solvency; Bankruptcy. The Company and the Operating Partnership is each solvent and each has not made a general assignment for the benefit of creditors or a transfer in fraud of creditors, or been adjudicated, bankrupt or insolvent, nor has a receiver, liquidator, custodian, or trustee of the Company or the Operating Partnership or any of their respective properties been appointed or taken possession of any of their respective properties, or a petition filed by or against the Company or the Operating Partnership for bankruptcy, composition, rearrangement, extension, reorganization, or insolvency or bankruptcy law or statute, or any proceeding instituted for the dissolution or liquidation of either the Company or the Operating Partnership.

                  (e) OP Units, Warrants and Shares. The OP Units to be issued to the Contributor Parties are duly authorized and, when issued by the Operating Partnership, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever. The Shares to be issued by the Company upon conversion of the OP Units or exercise of the Company Warrants will be, upon such issuance, fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever. The Company shall at all times reserve and maintain a sufficient number of authorized but unissued Shares to permit it to issue and deliver the Shares obtained upon conversion of the OP Units and exercise the Company Warrants.

                 (f) Litigation. Except as set forth in Schedule 5.1(f), there is no pending or, to the Transferee's knowledge, threatened litigation against the Operating Partnership or the Company that if adversely determined would have a material adverse effect on the Transferee or its ability to perform its obligations under this Agreement in a timely manner.

         Section 5.2      No Liability for Exception Matters.

         (a) As used herein, the term "Exception Matter" shall refer to a matter disclosed to the Transferee in writing after the Effective Date hereof, referenced in any document, report, or other item delivered to the Transferee by the Contributor or its agents or otherwise obtained or reviewed by the Transferee, or discovered by the Transferee, before the Closing, that constitutes, as of the date of this Agreement, a breach of a representation or warranty of the Contributor contained in this Agreement or in any document or instrument delivered pursuant hereto. Under no circumstances shall the Contributor have any obligation to cure or remedy any Exception Matter.

         (b) The Transferee shall promptly notify the Contributor in writing of any Exception Matter of which the Transferee obtains knowledge before the Closing, and of any matter discovered by Transferee prior to the Closing that constitutes, as of the date of this Agreement, a breach of a representation or warranty of the Contributor contained in this Agreement. Upon receipt of any such written notice from the Contributor, the Transferee shall have the right to terminate this Agreement by written notice to the Contributor and the Company and receive an immediate return of the Earnest Money. If the Transferee obtains knowledge of any Exception Matter before the Closing, but nonetheless elects to proceed with the Closing hereunder, the Transferee shall consummate the transactions contemplated by this Agreement subject to such Exception Matter and the Contributor shall have no liability with respect to such Exception Matter, notwithstanding any contrary provision, covenant, representation or warranty contained in this Agreement. If the Transferee elects to terminate this Agreement on the basis of any Exception Matter, the Earnest Money shall be immediately returned to the Transferee and neither party shall have any further rights or obligations hereunder, except as otherwise expressly provided herein. Notwithstanding anything to the contrary contained herein, the Contributor shall have no liability whatsoever to the Transferee with respect to any Exception Matters.

         Section 5.3 The Transferee's Independent Investigation. THE TRANSFEREE SPECIFICALLY ACKNOWLEDGES AND AGREES THAT CONTRIBUTOR IS ASSIGNING ITS RIGHTS TO ACQUIRE THE PROPERTY PURSUANT TO THE PURCHASE AGREEMENTS, AND THE TRANSFEREE IS ACCEPTING SUCH ASSIGNMENT, ON AN "AS IS WITH ALL FAULTS" BASIS AND THAT THE TRANSFEREE IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM THE CONTRIBUTOR, ITS AGENTS, OR BROKERS AS TO ANY MATTERS CONCERNING THE PURCHASE AGREEMENTS, THE INSPECTION MATERIALS OR THE PROPERTY EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1 ABOVE.

ARTICLE 6.       COVENANTS.

         Section 6.1 Covenants of the Contributor. The Contributor covenants and agrees that between the Effective Date and the Closing Date, unless the Transferee has consented in writing to any other act or omission which shall not be unreasonably withheld, delayed or conditioned, it shall perform or observe the following:

                 (a) The Contributor shall enforce Merit's obligations under the Purchase Agreements and shall exercise its rights under the Purchase Agreements in the same manner as the Contributor would enforce such obligations and exercise such rights had the Contributor not entered into this Agreement, provided that in no event shall the Contributor be obligated to commence litigation to enforce any such obligations.

                 (b) The Contributor will comply in all material respects with its obligations set forth in the Purchase Documents and will not terminate or amend the Purchase Agreements or (to the extent permitted in the Purchase Agreements) consent to Merit entering into any new agreements or leases affecting the Property or to Merit extending, renewing, amending, canceling or terminating any existing agreements or leases affecting the Property without first receiving the Operating Partnership's prior written consent which shall not be unreasonably, withheld, delayed or conditioned.

                  (c) If the Contributor obtains actual knowledge of any error or omission in any Inspection Material or in any representation or warranty made in Section 4.1, the Contributor will give the Operating Partnership prompt written notice thereof accompanied by reasonably detailed information.

                  (d) The Contributor shall promptly give the Operating Partnership written notice of, and promptly deliver to the Operating Partnership, a true and complete copy of any written notice the Contributor may receive, on or before the Closing Date, from any Governmental Authority, concerning a violation of any applicable Legal Requirement pertaining to the Property or of any written notice of default from Merit under the Purchase Agreements.

                  (e) At Closing, the Contributor Parties shall execute and deliver: (i) the amended and restated agreement of limited partnership of the Operating Partnership (the "OP AGREEMENT") in the form attached hereto as
Exhibit 6.1(f), and (ii) the Warrant Agreements.

                  (f) The Contributor, without cost or expense to the Contributor, shall cooperate to the extent reasonably requested in the preparation by the Company of any reports, registration statements or other filings required to be filed by the Company with the Securities and Exchange Commission ("SEC") relating to the transactions contemplated hereunder. The Contributor shall also provide (or cause Merit to provide) to the Company's representatives an original of the signed representation letter which has been approved by the Transferee's accountants.

                  (g) The Contributor shall, and shall cause any other person designated by it to receive OP Units and/or Company Warrants to, execute and deliver to the Operating Partnership and/or the Company at or prior to Closing a certificate in a form reasonably satisfactory to the Transferee (the
"INVESTOR CERTIFICATE") to the effect that each such person (a) is acquiring the OP Units or Company Warrants being acquired hereunder for investment (for its own account or for accounts over which it exercises investment control), and not with a view to, or for offer or sale in connection with, any distribution thereof that would be in violation of the Securities Act of 1933, as amended (the "1933 ACT"), without prejudice, however, to such person's right at all times to sell or otherwise dispose of all or any part of such OP Units or Company Warrants pursuant to an effective registration statement under the 1933 Act, or under an exemption from such registration available under the 1933 Act, (b) is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer described above and (c) is an "accredited investor" as such term is defined in Rule
501(a) of Regulation D under the 1933 Act.

                  (h) Notwithstanding anything to the contrary provided in this Section 6.1 or any other provision of this Agreement, (i) the Transferee agrees that the Contributor shall have the right, without the consent of the Transferee, to (x) amend the Purchase Agreements to accelerate the

"Closing Date" under and defined in the Purchase Agreements to a date no earlier than September 30, 1997 or later than October 15, 1997, and (y) waive the estoppel conditions set forth in Paragraphs 6(b) of the Purchase Agreements provided that the Contributor receives from Merit tenant estoppel certificates reasonably satisfactory to the Transferee and its lender from tenants occupying the Property paying in the aggregate at least eighty percent (80%) of the gross rental income being generated by the Property as well as from the nine (9) largest tenants based on gross rental payments made relating to the Property, and (ii) if the Transferee fails to respond in writing with respect to any written request, by the Contributor for the Transferee's consent under this
Section 6.1 within one (1) business day after such request (or in the event that such issue arises within one (1) business day of the Closing, prior to Closing), the Transferee shall be deemed to have approved such matter, and
(iii) in the event that the Transferee has the right to approve any matter under this Section 6.1 and timely disapproves a request for its approval, the Contributor shall nonetheless be entitled to take the action with respect to which such request for approval has been made despite the Transferee's disapproval, provided that, if the Contributor takes such an action notwithstanding the Transferee's disapproval thereof, the Transferee shall have the right to terminate this Agreement by delivering written notice of termination to the Contributor within one (1) business day after the Contributor notifies the Transferee in writing that the Contributor has taken such action (or, in the event that such issue arises within one (1) business day of the Closing, prior to the Closing). In the event that the Transferee terminates this Agreement pursuant to the immediately preceding proviso, the Contributor shall have the right in its sole and absolute discretion to proceed with the consummation of all or any of the transactions described in the Purchase Agreements, free of any claims by the Transferee with respect to the Property, and the Contributor may retain any Extension Fee, provided however, if the Transferee promptly returns all of the Inspection Materials to the Contributor and is not in otherwise in default hereunder (including, without limitation, by unreasonably withholding approval), the Earnest Money shall be immediately returned to the Transferee. In the event that the Transferee fails to deliver written notice of termination within such one (1) business day period (or, in the event that such issue arises within one (1) business day of the Closing, prior to Closing), the Transferee shall be deemed to have approved such matter and waived such right of termination, and in all events the occurrence of the Closing shall constitute the Transferee's approval of such matter and waiver of such applicable termination right.

         Section 6.2 Registration Rights. The Company has, or promptly after demand by the Contributor Parties under the Registration Rights Agreement (as defined below), the Company shall cause to be, filed with the SEC a registration statement and related prospectus that comply in all material respects with applicable SEC rules providing for registration under the 1933
Act of the public offer and sale by the Contributor Parties of the Shares. The Company shall use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable and to keep such registration effective thereafter for the period specified in the Registration Rights Agreement. The Company and each of the Contributor Parties shall enter into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), substantially in the form of Exhibit 6.2, on or prior to the Closing Date, providing for, among other things, the registration of the total number of Shares that each of the Contributor Parties would own if it were to convert all OP Units owned by it.

         Section 6.3 Confidentiality. Except as hereinafter provided, from and after the execution of this Agreement until the Closing, the Transferee and the Contributor shall abide by the confidentiality provisions of the Purchase Agreements and shall keep the terms, conditions and provisions of this Agreement confidential and neither shall make any public announcements hereof unless the other first approves of same in writing, nor shall either disclose the terms, conditions and provisions hereof, except to their respective employees, agents, partners, investors, attorneys, accountants, engineers, surveyors, financiers and bankers. The Contributor acknowledges and agrees that the Transferee is a public company and as such will be required pursuant to the rules and regulations of the SEC to disclose the terms of this Agreement and the transactions contemplated herein. Notwithstanding the foregoing, in connection with the performance of its obligations under Section 6.2 and under the Registration Rights Agreement, the Transferee will have the absolute right to prepare and file all necessary or required registration statements and other papers, documents and instruments necessary or required in Transferee's judgment and that of its attorneys and underwriters to file a registration statement with respect to the Shares with the SEC and/or similar state authorities and to cause same to become effective and to disclose therein and thus to its underwriters, to the SEC and/or to similar state authorities and to the public all of the terms, conditions and provisions of this Agreement. The obligations of this Section 6.3 shall survive any termination of this Agreement.

         Section 6.4 Cooperation. Subject to the terms and conditions herein provided and without additional cost or expense, the parties to this Agreement shall use commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement pursuant to their respective rights and obligations hereunder. If, at any time after the Closing Date, any further action is reasonably necessary or desirable to further carry out the purposes of this Agreement, the proper officers and directors and other duly authorized representatives of the parties shall take all such necessary action (provided that no such requested action shall increase the applicable party's obligations or liabilities hereunder or result in any additional cost or expense).

         Section 6.5 Time of the Essence. Time is of the essence of this Agreement.

ARTICLE 7.       CLOSING.

         Section 7.1 The Closing. The consummation of the transactions contemplated hereunder (the "CLOSING") shall take place through the escrow established under, and on the date of closing specified in the Purchase Agreements or at such other place or such other date as the parties hereto shall mutually agree in writing (the "CLOSING DATE"), and shall occur simultaneously with, the "Closing" under and defined in each of the Purchase Agreements.

         Section 7.2 Deliveries at the Closing by the Contributor. At the Closing, the Contributor will deliver or cause to be delivered to the Operating Partnership the Assignment and Assumption and:

                  (a) Any affidavits and such other documents or instruments reasonably required by the Title Company to consummate the transactions contemplated hereby (provided that no such documents shall increase the Contributor's obligations or liabilities hereunder).

                  (b) Affidavits and other instruments evidencing the power and authority of the Contributor to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (c) A certificate executed by a duly authorized representative of the Contributor stating that the representations and warranties made by the Contributor in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

                  (d) In order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, a certificate signed by a duly authorized representative of the Contributor to the effect that the Contributor is not a "foreign person" as that term is defined in section 1445(f)(3) of the Code.

                  (e)    The Investors' Certificates.

                  (f)    The OP Agreement.

                  (g)    The Warrant Agreements.

                  (h)    The Registration Rights Agreements.

                  (i)    The Warrant Purchase Price.

                  (j) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement (provided that no such documents shall increase the Contributor's obligations or liabilities under this Agreement).

         Section 7.3 Deliveries at the Closing by the Transferee. At the Closing, the Operating Partnership and the Company shall deliver or cause to be delivered to the Contributor the following and, where appropriate, duly executed by all necessary parties thereto other than the Contributor:

                  (a)    The Reimbursement Amount.

                  (b) The certificates representing the OP Units to be issued at the Closing properly issued to the appropriate party.

                  (c) The certificates representing the Company Warrants to be issued at the Closing properly issued to the appropriate party.

                  (d)    The Assignment and Assumption.

                  (e) A certificate executed by a duly authorized representative of the Operating Partnership and the Company stating that the representations and warranties made by the Operating Partnership and the Company in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

                  (f) Affidavits and other instruments evidencing the power and authority of the Operating Partnership and the Company to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (g)    The OP Agreement.

                  (h)    The Warrant Agreements.

                  (i)    The Registration Rights Agreements.

                  (j) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement (provided that no such documents shall increase the Transferee's obligations or liabilities under this Agreement).

         Section 7.4 Fees and Expenses. Subject to Section 13.11, each party shall pay all other fees and expenses charged by the attorney engaged to represent it. The parties shall share equally the Title Company's escrow closing expenses, if any. The provisions of this Section 7.4 shall survive the Closing.

ARTICLE 8.       CONDITIONS PRECEDENT TO CLOSING.

         Section 8.1 Conditions to Obligations of the Contributor. The obligations of the Contributor to assign and convey all of its right, title and interest in and to the Purchase Agreements to the Operating Partnership and to perform the other covenants and obligations to be performed by the Contributor on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Contributor Group):

                  (a) The representations and warranties made by the Operating Partnership and the Company herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of any representations or warranties to be true and correct in all material respects shall not give rise to a claim or right of termination by the Contributor hereunder so long as such matters do not have a material adverse effect on the transactions contemplated herein.

                  (b) The Operating Partnership and the Company shall have executed and delivered to the Contributor all of the items and documents provided herein for said delivery.

                  (c) The Operating Partnership and the Company shall have performed all covenants and obligations undertaken by the Operating Partnership and the Company herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

         Section 8.1 Conditions to Obligations of the Transferee. The obligations of the Operating Partnership to accept the assignment and conveyance of the Purchase Agreements and the Operating Partnership's and the Company's obligation to perform the other covenants and obligations to be performed by the Operating Partnership and the Company on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Operating Partnership or the Company):

                  (a) The representations and warranties made by the Contributor herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of a representation or warranty to be true and correct in all material respects shall not give rise to a claim or right of termination by the Operating Partnership or the Company hereunder so long as such matters do not have a material adverse effect on the transactions contemplated herein.

                  (b) The Contributor shall have executed and delivered to the Operating Partnership and the Company all of the items and documents provided herein for said delivery.

                  (c) The Contributor shall have performed all covenants and obligations undertaken by the Contributor herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

                  (d) The closings contemplated in the Purchase Agreements shall occur simultaneously with Closing under this Agreement in accordance with the terms and conditions of the Purchase Agreements, subject to Section 6.1(h).

ARTICLE 9.        ASSIGNMENT.

         No party may assign this Agreement or any interest therein to any other person without the prior written consent of the other parties hereto, provided that the Transferee acknowledges and consents to the Contributor acting on behalf of the Contributor Parties hereunder.

ARTICLE 10.       BROKERS/COMMISSIONS.

         The Contributor and the Transferee covenant and agree one with the other that no real estate commissions, finders' fees or brokers' fees have been or will be incurred in connection with this Agreement or the transaction contemplated hereby except for certain commissions payable by the

Company to Prudential Securities Incorporated (the "BROKER"), as to which the Company will indemnify, defend and hold harmless the Contributor from and against any claim asserted by the Broker for any commissions, finders' fees or brokers' fees or other compensation claimed to be due broker in connection with the transactions contemplated by this Agreement. Except for any amount payable by the Company to the Broker, the Contributor and the Transferee shall indemnify, defend and hold each other harmless from and against any claims, liabilities, obligations or damages for commissions, finders' or brokers' fees resulting from or arising out of the Transferee's acquisition of the Property or the transactions contemplated hereby, asserted against either party by any broker or other person claiming by, through or under the indemnifying party or whose claim is based on the indemnifying party's acts or omissions. The provisions of this Article 10 shall survive the Closing or other termination of this Agreement.

ARTICLE 11.       DEFAULT/REMEDIES.

         Section 11.1 Mutual Termination/Termination by Transferee. The Contributor and the Transferee may terminate this Agreement at any time prior to Closing by mutual written agreement. Either the Transferee or the Contributor may terminate this Agreement at any time prior to Closing upon a material failure of any condition set forth in Section 8.2. Upon a termination of this Agreement in its entirety under this Section 11.1, all Inspections Materials shall be promptly returned to the Contributor, the Earnest Money shall be immediately returned to the Transferee, and neither the Contributor nor the Transferee shall have any further rights or obligations hereunder, except for such rights and obligations which survive termination. Notwithstanding the preceding sentence, if the failure of a condition set forth in Section 8.2 was caused by a default by the Contributor, the Transferee may, at its option, exercise its rights and remedies under Section 11.3.

         Section 11.2 Default by the Transferee. In the event that the transaction contemplated by this Agreement does not close on or prior to the Closing Date by reason of the failure of a condition set forth in Section 8.1 the Contributor may, as its sole and exclusive remedy (except as otherwise set forth in this Section 11.2), terminate this Agreement by written notice to the Transferee and the Title Company shall immediately deliver to the Contributor the Earnest Money. In such event, the Contributor may recover the Earnest Money as liquidated damages and not as a penalty. The Contributor and the Transferee have agreed that such amount is a reasonable estimate of the damages that the Contributor would be likely to sustain in the event of the Transferee's default, as the actual amount of such damages would be difficult or impracticable to determine. In addition to the foregoing, in the event that (i) the transaction contemplated by this Agreement does not close on or prior to the Closing Date by reason of the failure of a condition set forth in Section
8.1 caused by the Transferee and (ii) Merit terminates the Purchase Agreements as a result of a default by the Contributor thereunder, the Company shall immediately pay to the Contributor the Reimbursement Amount. Nothing contained in this Section 11.2 shall limit or impair any of the provisions of Section 6.3, Article 10, Section 13.11, Section 13.13 and the obligations of Transferee set forth in this Agreement to return the Inspection Materials upon termination of this Agreement.

         Section 11.3 Default by Contributor. In the event that the transaction contemplated by this Agreement does not close on or prior to the Closing Date by reason of the failure of a condition set forth in Section 8.2 that was caused by a default by the Contributor hereunder, the Transferee may, at its option, exercise any one or more of the following remedies as its sole and exclusive remedies: (a) terminate this Agreement in its entirety by written notice to the Contributor, and obtain an immediate refund of the Earnest Money; or (b) solely in the event that Merit proceeds to close the transactions under the Purchase Agreements and the Contributor willfully refuses to consummate the transactions hereunder, to enforce specific performance of this Agreement.

ARTICLE 12.       NOTICE.

         All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by either party hereto to the other, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

         If to the Contributor:         Shidler West Investment Corporation
                                        2878 Camino del Rio South, Suite 260
                                        San Diego, CA 92108
                                        Attn: Marc R. Brutten
                                        Fax: (619) 688-1371

         with copies to:                Orrick, Herrington & Sutcliffe
                                        400 Sansome Street
                                        San Francisco, CA 94111-3143
                                        Attn: David S. Fries, Esq.
                                        Fax: (415) 773-4285
                  and:               AG Industrial Investors, L.P.
                                     c/o Angelo, Gordon & Co.
                                     245 Park Avenue, 26th Floor
                                     New York, N.Y.  10167
                                     Attn:  Dana Gottlieb
                                     Fax:  (212) 867-5436

                  and: Shapiro, Shapses, Block & Stachenfeld LLP 156 West 56th Street
                                     New York, N.Y.  10019
                                     Attn: Bruce M. Stachenfeld, Esq.
                                     Fax: (212) 314-0110

         If to the Operating         American Industrial Properties REIT
         Partnership or the          6210 N. Beltline Rd., Suite 170
         Company:                    Irving, TX 75063
                                     Attn: Lewis D. Friedland
                                     Fax: (972) 756-0704

         with a copy to:             Liddell, Sapp, Zivley,
                                     Hill & LaBoon, L.L.P.
                                     2200 Ross Avenue, Suite 900
                                     Dallas, Texas 75201
                                     Attn: Brad B. Hawley, Esq. and
                                           Don Hammett, Esq.
                                     Fax: (214) 220-4899

or to such other address as either party may from time to time designate by written notice to the other. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 5:00 p.m., Dallas, Texas time, on a business day (if sent later, then notice shall be deemed given on the next business day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by regular mail accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

ARTICLE 13.       MISCELLANEOUS.

         Section 13.1 Survival of Representation and Warranties. The representations and warranties made by the Contributor in Article 4 and by the Transferee in Article 5 shall survive the Closing for a period of one (1) year. Any claim which the Transferee may have at any time against the Contributor for a breach of any representation or warranty, whether known or unknown, which is not asserted by written notice to the Contributor within such one (1) year period shall not be valid or effective, and the Contributor shall have no liability with respect thereto. Notwithstanding anything to the contrary provided herein or in any document or instrument delivered pursuant hereto, in no event shall the Contributor or the Contributor Parties have liability in excess of, and in no event shall the Transferee have recourse to any assets other than, the OP Units delivered to the Contributor Parties pursuant to the provisions of this Agreement. The Transferee specifically acknowledges and agrees that the sole recourse of the Transferee with respect to any breach of any of the Contributor's representations and warranties shall be against the OP Units, and in no event shall the Contributor or any of the Contributor Parties have any personal liability with respect thereto.

         Section 13.2 Entire Agreement; No Third-Party Rights. This Agreement constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in the Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 13.3 Amendment. This Agreement cannot be amended, waived or terminated orally, but only by an agreement in writing signed by each party hereto.

         Section 13.4 Governing Law; Binding Arbitration. This Agreement shall be performable in Dallas County, Texas and shall be interpreted and governed by the laws of the State of Texas, without regard to its rules of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns. ANY DISPUTE OR CLAIM IN LAW OR EQUITY ARISING OUT OF OR RELATED TO THIS AGREEMENT (A "CLAIM") SHALL BE RESOLVED BY NEUTRAL BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATION PANEL MAY BE ENTERED IN ANY COURT OR TRIBUNAL OF COMPETENT JURISDICTION. ANY ARBITRATION OCCURRING UNDER THIS SECTION 13.4 SHALL BE HELD IN DALLAS, TEXAS. ANY PARTY WHICH SHALL BE THE PREVAILING PARTY IN ANY ARBITRATION CONDUCTED HEREUNDER (AS DETERMINED BY THE ARBITRATOR) SHALL BE ENTITLED TO RECOVER FROM THE NON-PREVAILING PARTY REIMBURSEMENT OF ALL REASONABLE COSTS OF SUCH ARBITRATION (INCLUDING REASONABLE ATTORNEYS' FEES). EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO COMMENCE ANY ACTION IN CONNECTION WITH ANY CLAIM IN ANY COURT (OTHER THAN AN ACTION FOR THE SOLE PURPOSE TO ENFORCING THE OBLIGATION OF A PARTY HERETO TO SUBMIT TO BINDING ARBITRATION OR THE ENFORCEMENT OF AN AWARD GRANTED BY ARBITRATION HEREUNDER) AND EXPRESSLY AGREES TO BE BOUND BY THE DETERMINATION OF THE ARBITRATOR UNDER THIS SECTION 13.4.

         Section 13.5 Section Headings. The caption headings in this Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

         Section 13.6 Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

         Section 13.7 No Other Rights or Obligations. Nothing contained in this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between the Contributor and the Company.

         Section 13.8 Counterparts. This Agreement may be executed by the parties hereto in counterparts, all of which together shall constitute a single Agreement.

         Section 13.9 Construction. All references herein to any Section or Schedule shall be to the Sections of this Agreement and to the Schedules annexed hereto unless the context clearly dictates otherwise. All of the Schedules annexed hereto are, by this reference, incorporated herein.

         Section 13.10 Representatives. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Contributor or any person included within such term shall be granted exclusively by any one of the "CONTRIBUTOR REPRESENTATIVES", who for purposes of this Agreement, until further notice to the Transferee Representative, shall be Marc
R. Brutten. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Transferee or any person included in such term shall be granted exclusively by the "TRANSFEREE REPRESENTATIVES", who for purposes of this Agreement, until further notice to the Contributor Representatives, shall be Lewis D. Friedland.

         Section 13.11 Attorneys' Fees. In the event of any litigation or alternative dispute resolution between the Operating Partnership or the Company, on the one hand, and the Contributor, on the other hand, in connection with this Agreement or the transactions contemplated herein, the non-prevailing party in such litigation or alternative dispute resolution shall be responsible for payment of all expenses and reasonable attorneys' fees incurred by the prevailing party. The provisions of this Section 13.11 shall survive the Closing or termination of this Agreement.

         Section 13.12 Interpretation. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

         Section 13.13 Indemnity for Transferee Acts. The Transferee hereby agrees to indemnify, defend and hold the Contributor and the Contributor Parties harmless from and against any and all claims, judgments, damages, losses, penalties, fines, demands, liabilities, encumbrances, liens, costs and expenses (including attorneys' fees, court costs and costs of appeal) suffered or incurred by the

Contributor (i) to the extent arising out of or resulting from any entry on the Property by the Transferee or its employees, agents or contractors, (ii) pursuant to Sections 12, 17(b), 17(h) or 17(l) of any of the Purchase Agreements to the extent arising out of or resulting from any act or omission of the Transferee or any of its agents, employees or contractors, and (iii) any claims asserted by Merit as a result of actions taken by Transferee after the Closing pursuant to or relating to the Purchase Agreements.

         Section 13.14 Indemnity for Contributor Acts. The Contributor hereby agrees to indemnify, defend and hold the Transferee harmless form and against any and all claims, judgments, damages, losses, penalties, fines, demands, liabilities, encumbrances, liens, costs and expenses (including attorneys' fees, court costs and costs of appeal) suffered or incurred by the Transferee
(i) to the extent arising out of or resulting from any entry on the Property by the Contributor or its employees, agents or contractors, and (ii) pursuant to Sections 12, 17(b), 17(h) or (17(l) of any of the Purchase Agreements to the extent arising out of or resulting from any act or omission of the Contributor or any of its agents, employees or contractors.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                   SHIDLER WEST INVESTMENT CORPORATION


                                   By:    /s/ Marc R. Brutten
                                      --------------------------------------
                                   Name:  Marc R. Brutten
                                        ------------------------------------
                                   Title: President
                                         -----------------------------------

                                   AIP-SWAG OPERATING PARTNERSHIP, L.P.

                                   By:    American Industrial Properties REIT
                                          General Partner

                                          By:      /s/ Lewis D. Friedland
                                              ------------------------------
                                          Name:    Lewis D. Friedland
                                               -----------------------------
                                          Title:   Vice President
                                                ----------------------------


                                   AMERICAN INDUSTRIAL PROPERTIES REIT


                                   By:    /s/ Lewis D. Friedland
                                      --------------------------------------
                                   Name:  Lewis D. Friedland
                                        ------------------------------------
                                   Title: Vice President
                                         -----------------------------------